                                                                      EXHIBIT 99


         UNION PACIFIC INCOME UP 20 PERCENT ON STRONG OPERATING RESULTS UNION PACIFIC REPORTS THIRD STRAIGHT YEAR OF EARNINGS IMPROVEMENT


FOR IMMEDIATE RELEASE:

         OMAHA, NE, JANUARY 24, 2002 - UNION PACIFIC CORPORATION (NYSE: UNP) TODAY REPORTED THAT NET INCOME FOR THE FOURTH QUARTER OF 2001 INCREASED 20 PERCENT TO $275 MILLION, OR $1.06 PER DILUTED SHARE. THIS COMPARES TO THE 2000 LEVEL OF $229 MILLION, OR $.90 PER DILUTED SHARE, EXCLUDING A $72 MILLION AFTER-TAX WORK FORCE REDUCTION CHARGE.

         FOR THE YEAR, NET INCOME INCREASED BY SIX PERCENT TO $966 MILLION, OR $3.77 PER DILUTED SHARE, COMPARED TO $914 MILLION, OR $3.61 PER DILUTED SHARE IN 2000, EXCLUDING THE $72 MILLION AFTER-TAX CHARGE.

         "UNION PACIFIC HAD A GREAT FOURTH QUARTER," DICK DAVIDSON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, SAID. "THE STRENGTH OF UNION PACIFIC'S EARNINGS IS PARTICULARLY EVIDENT WHEN YOU CONSIDER THE ECONOMIC DOWNTURN FACING THE COUNTRY. WE'VE IMPROVED OUR PRODUCTIVITY AND EFFICIENCY TO THE POINT THAT WE'VE DRIVEN THE RAILROAD'S OPERATING RATIO BELOW 80 PERCENT FOR TWO CONSECUTIVE QUARTERS - AND FOR THE FIRST TIME EVER IN THE FOURTH QUARTER."

FOURTH QUARTER HIGHLIGHTS

         IN THE FOURTH QUARTER, UNION PACIFIC RAILROAD AND OTHER OPERATIONS REPORTED A 26 PERCENT INCREASE IN OPERATING INCOME TO $554 MILLION, COMPARED TO $438 MILLION FOR THE SAME PERIOD IN 2000, EXCLUDING THE WORK FORCE REDUCTION CHARGE.

         o COMMODITY REVENUE WAS UP 2 PERCENT TO $2.6 BILLION IN THE FOURTH QUARTER,

         o        EMPLOYEE PRODUCTIVITY (GROSS TON-MILES/EMPLOYEE) INCREASED 10
                  PERCENT,

         o        FUEL AND UTILITIES COSTS FELL 20 PERCENT,

         o        OPERATING RATIO IMPROVED TO 79.7 PERCENT - A FOURTH QUARTER
                  RECORD.


                                     -MORE-

FOURTH QUARTER RAILROAD COMMODITY REVENUE HIGHLIGHTS VERSUS 2000

         o        ENERGY UP 13 PERCENT, CAPPING A RECORD YEAR,

         o        AGRICULTURAL UP 8 PERCENT,

         o        INTERMODAL UP 1 PERCENT,

         o ECONOMICALLY SENSITIVE COMMODITIES OF INDUSTRIAL PRODUCTS, CHEMICALS, AND AUTOMOTIVE DOWN 1, 4, AND 6 PERCENT, RESPECTIVELY.

         "ALTHOUGH TERRORIST ATTACKS AND THE RECESSION CLOUDED 2001, UNION PACIFIC EMPLOYEES CAME TOGETHER TO MEET THE CHALLENGE OF KEEPING OUR RAILROAD OPERATING EFFICIENTLY," SAID DAVIDSON. "THE CREDIT FOR OUR STRONG PERFORMANCE IS DUE TO OUR EMPLOYEES WHO SET RECORD LEVELS OF PRODUCTIVITY.

         "IN A YEAR IN WHICH WE ARE SEEING MANY COMPANIES REPORTING LOSSES, WE ARE PROUD TO REPORT OUR THIRD CONSECUTIVE YEAR OF INCREASED EARNINGS. WE ARE CONFIDENT THAT OUR UNPARALLELED FRANCHISE AND GROWTH STRATEGY WILL POSITION US WELL FOR 2002."

FULL YEAR 2001 HIGHLIGHTS FOR UNION PACIFIC RAILROAD AND OTHER OPERATIONS

         o        OPERATING RATIO IMPROVED 0.3 POINTS TO 81.4 PERCENT,

         o        EMPLOYEE PRODUCTIVITY INCREASED 7 PERCENT,

         o REVENUE INCREASED ONE PERCENT, DRIVEN LARGELY BY AN INCREASE IN AVERAGE REVENUE PER CAR IN EVERY COMMODITY EXCEPT ENERGY,

OVERNITE TRANSPORTATION

         OVERNITE TRANSPORTATION EARNED $11 MILLION IN OPERATING INCOME IN THE FOURTH QUARTER OF 2001, COMPARED TO $16 MILLION IN 2000. FOR THE YEAR, OVERNITE REPORTED OPERATING INCOME OF $54 MILLION, COMPARED TO $53 MILLION IN 2000. OPERATING REVENUES GREW 2% IN FULL YEAR 2001 FROM $1.11 BILLION IN 2000 TO $1.13 BILLION. OPERATING RATIO WAS 95.2 PERCENT FOR FULL YEAR 2001, THE SAME AS IN 2000.


                                     -MORE-

         UNION PACIFIC CORPORATION IS ONE OF AMERICA'S LEADING TRANSPORTATION COMPANIES. ITS PRINCIPAL OPERATING COMPANY, UNION PACIFIC RAILROAD, IS THE LARGEST RAILROAD IN NORTH AMERICA, COVERING 23 STATES ACROSS THE WESTERN TWO-THIRDS OF THE UNITED STATES. A STRONG FOCUS ON QUALITY AND A STRATEGICALLY ADVANTAGEOUS ROUTE STRUCTURE ENABLE THE COMPANY TO SERVE CUSTOMERS IN CRITICAL AND FAST GROWING MARKETS. IT IS A LEADING CARRIER OF LOW-SULFUR COAL USED IN ELECTRICAL POWER GENERATION AND HAS BROAD COVERAGE OF THE LARGE CHEMICAL-PRODUCING AREAS ALONG THE GULF COAST. WITH COMPETITIVE LONG-HAUL ROUTES BETWEEN ALL MAJOR WEST COAST PORTS AND EASTERN GATEWAYS, AND AS THE ONLY RAILROAD TO SERVE ALL SIX GATEWAYS TO MEXICO, UNION PACIFIC HAS THE PREMIER RAIL FRANCHISE IN NORTH AMERICA. THE CORPORATION ALSO OWNS OVERNITE TRANSPORTATION, A NATIONWIDE LESS-THAN-TRUCKLOAD CARRIER, AND FENIX, A GROUP OF AFFILIATED TECHNOLOGY COMPANIES.

         SUPPLEMENTAL FINANCIAL INFORMATION IS ATTACHED.

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: www.up.com. CONTACT FOR INVESTORS IS BETH WHITED AT 402-271-4227. CONTACT FOR MEDIA IS JOHN BROMLEY 402-271-3475 OR KATHRYN BLACKWELL 402-319-4288.

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from recent terrorist activities, any government response thereto and any future terrorist activities; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

         Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                     For the Three Months Ended December 31
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                  2001          2000              Pct Chg
                                                               ----------    ----------         ----------
OPERATING REVENUES                                             $    3,006    $    2,952    +             2
Operating Expenses - a)                                             2,441         2,613    --            7
                                                               ----------    ----------

OPERATING INCOME                                                      565           339    +            67
Other Income - Net                                                     26            69    --           62
Interest Expense                                                     (167)         (180)   --            7
                                                               ----------    ----------

INCOME BEFORE INCOME TAXES                                            424           228    +            86
Income Tax Expense                                                   (149)          (71)                 U
                                                               ----------    ----------

NET INCOME                                                     $      275    $      157    +            75
                                                               ----------    ----------


BASIC EARNINGS PER SHARE                                       $     1.10    $     0.64    +            72

DILUTED EARNINGS PER SHARE                                     $     1.06    $     0.63    +            68


Average Basic Shares Outstanding (MM)                               249.3         246.5

Average Diluted Shares Outstanding (MM) - b)                        272.9         248.0


a) 2000 includes a work force reduction charge of $115 million pre-tax ($72 million after-tax).

b) 2000 excludes 21.8 million anti-dilutive common stock equivalents.



January 24, 2002                      (1)

                            UNION PACIFIC CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                         For the Year Ended December 31
                 (Dollars in Millions, Except Per Share Amounts)
                                   (Unaudited)

                                                                              2001                2000           Pct Chg
                                                                        -----------------   ------------------  ----------
OPERATING REVENUES                                                              $ 11,973             $ 11,878   +        1
Operating Expenses - a)                                                            9,901                9,975   -        1
                                                                        -----------------   ------------------

OPERATING INCOME                                                                   2,072                1,903   +        9
Other Income - Net                                                                   162                  130   +       25
Interest Expense                                                                    (701)                (723)  -        3
                                                                        -----------------   ------------------

INCOME BEFORE INCOME TAXES                                                         1,533                1,310   +       17
Income Tax Expense                                                                  (567)                (468)  +       21
                                                                        -----------------   ------------------

NET INCOME                                                                         $ 966                $ 842   +       15
                                                                        -----------------   ------------------


BASIC EARNINGS PER SHARE                                                          $ 3.90               $ 3.42   +       14

DILUTED EARNINGS PER SHARE                                                        $ 3.77               $ 3.34   +       13

Average Basic Shares Outstanding (MM)                                              248.0                246.5

Average Diluted Shares Outstanding (MM)                                            271.9                269.5




a) 2000 includes a work force reduction charge of $115 million pre-tax ($72 million after-tax).



January 24, 2002                      (2)

                             UNION PACIFIC RAILROAD
                                 REVENUE DETAIL
                            Periods Ended December 31
                                   (Unaudited)

              Fourth Quarter                                                                    Year-to-Date
       2001                 2000           Pct Chg                                       2001                   2000       Pct Chg
--------------------  ------------------  --------                              --------------------   ------------------- -------
                                                    COMMODITY REVENUE (000):
          $ 380,465           $ 353,158  +    8     Agricultural                     $ 1,451,873           $ 1,400,295  +       4
            287,777             305,339  -    6     Automotive                         1,117,629             1,182,429  -       5
            376,506             391,815  -    4     Chemicals                          1,546,957             1,639,930  -       6
            618,366             548,659  +   13     Energy                             2,399,606             2,153,545  +      11
            461,947             466,362  -    1     Industrial Products                1,970,513             1,985,044  -       1
            493,240             490,710  +    1     Intermodal                         1,904,764             1,908,928          -

--------------------  ------------------                                     --------------------   -------------------
         $2,618,301          $2,556,043  +    2     Total                           $ 10,391,342          $ 10,270,171  +       1
--------------------  ------------------                                     --------------------   -------------------

                                                    REVENUE CARLOADS:
            230,449             221,356  +    4     Agricultural                         874,930               872,830          -
            201,524             205,911  -    2     Automotive                           762,978               815,260  -       6
            214,454             223,460  -    4     Chemicals                            880,544               935,917  -       6
            558,482             498,152  +   12     Energy                             2,160,599             1,930,535  +      12
            327,711             337,516  -    3     Industrial Products                1,405,395             1,430,738  -       2
            719,200             735,219  -    2     Intermodal                         2,831,614             2,916,003  -       3

--------------------  ------------------                                     --------------------   -------------------
          2,251,820           2,221,614  +    1     Total                              8,916,060             8,901,283          -
--------------------  ------------------                                     --------------------   -------------------

                                                    AVERAGE REVENUE PER CAR:
             $1,651              $1,595  +    4     Agricultural                          $1,659                $1,604  +       3
              1,428               1,483  -    4     Automotive                             1,465                 1,450  +       1
              1,756               1,753       -     Chemicals                              1,757                 1,752          -
              1,107               1,101  +    1     Energy                                 1,111                 1,116          -
              1,410               1,382  +    2     Industrial Products                    1,402                 1,387  +       1
                686                 667  +    3     Intermodal                               673                   655  +       3

--------------------  ------------------                                     --------------------   -------------------
             $1,163              $1,151  +    1     Total                                 $1,165                $1,154  +       1
--------------------  ------------------                                     --------------------   -------------------



January 24, 2002                      (3)

                         RAIL AND OTHER OPERATIONS - A)
                              REVIEW OF OPERATIONS
                            Periods Ended December 31
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)

      Fourth Quarter                                                                        Year-to-Date
                Pro Forma                                                                           Pro Forma
   2001             2000         Pct Chg                                               2001             2000          Pct Chg
----------       ----------      -------                                            ----------       ----------       -------
$   2,725         $  2,678        +    2      OPERATING REVENUES                     $ 10,830         $ 10,765        +     1

                                              OPERATING EXPENSES
      898              877        +    2      Salaries and Benefits - b)                3,586            3,546        +     1
      293              293             -      Rent Expense                              1,214            1,184        +     3
      285              278        +    3      Depreciation                              1,126            1,092        +     3
      293              365        -   20      Fuel and Utilities                        1,249            1,278        -     2
      107              122        -   12      Materials and Supplies                      487              545        -    11
      295              305        -    3      Other                                     1,150            1,155              -
----------       ----------                                                         ----------       ----------
    2,171            2,240        -    3         Total                                  8,812            8,800              -
----------       ----------                                                         ----------       ----------

 $    554         $    438        +   26      OPERATING INCOME                       $  2,018         $  1,965        +     3
==========       ==========                                                         ==========       ==========


                                            OPERATING STATISTICS:
    2,252            2,222        +    1      Revenue Carloads (Thousands)              8,916            8,901              -
  128,405          120,311        +    7      Revenue Ton-Miles (Millions)            503,723          485,452        +     4
  246,632          233,668        +    6      Gross Ton-Miles (Millions)              957,668          931,360        +     3
     2.04(cent)       2.12(cent)  -    4      Rev/RTM (Commodity Revenue Based)          2.06(cent)       2.12(cent)  -     3
 $  1,163         $  1,151        +    1      Average Commodity Revenue Per Car      $  1,165          $ 1,154        +     1
   47,435           49,243        -    4      Average Employees                        48,632           50,523        -     4
       81(cent)   $   1.03        -   21      Average Fuel Price Per Gallon                88(cent)         90(cent)  -     2
      328              325        +    1      Fuel Consumed in Gallons (MM)             1,287            1,293              -
    1.330            1.392        -    4      Fuel Consumption Rate (Gal/000 GTM)       1.344            1.388        -     3
     79.7             83.6        -  3.9 pt.  Operating Ratio (%)                        81.4             81.7        -   0.3 pt.


a) Excludes Overnite's operations.

b) Pro Forma 2000 excludes the impact of a work force reduction charge of $115 million.



January 24, 2002                      (4)

                       OVERNITE TRANSPORTATION COMPANY A)
                              REVIEW OF OPERATIONS
                            Periods Ended December 31
               (Dollars in Millions, Except Operating Statistics)
                                   (Unaudited)

       Fourth Quarter                                                                      Year-to-Date
   2001             2000          Pct Chg                                                2001             2000         Pct Chg
----------       ----------       -------                                             ----------       ---------       --------
 $    271         $    274        -    1        OPERATING REVENUES                     $  1,133         $ 1,113        +      2

                                                OPERATING EXPENSES
      166              156        +    6        Salaries and Benefits                       685             650        +      5
       21               24        -   13        Rent Expense                                 92              97        -      5
       12               12             -        Depreciation                                 47              48        -      2
       14               19        -   26        Fuel and Utilities                           66              72        -      8
       13               12        +    8        Materials and Supplies                       50              48        +      4
       34               35        -    3        Other                                       139             145        -      4
----------       ----------                                                           ----------       ---------
      260              258        +    1            Total                                 1,079           1,060        +      2
----------       ----------                                                           ----------       ---------

 $     11         $     16        -   31        OPERATING INCOME                       $     54         $    53        +      2
==========       ==========                                                           ==========       =========


                                                OPERATING STATISTICS:
    1,792            1,821        -    2        Millions of Pounds Hauled - LTL           7,448           7,510        -      1
    1,905            1,946        -    2        Millions of Pounds Hauled - Combined      7,919           8,024        -      1
 $  14.10         $  13.84        +    2        Revenue/CWT - LTL                      $  14.13         $ 13.66        +      3
 $  13.70         $  13.44        +    2        Revenue/CWT - Combined                 $  13.74         $ 13.25        +      4
   11,718           11,459        +    2        Average Employees                        11,595          11,260        +      3
       66(cent)         98(cent)  -   33        Average Fuel Price Per Gallon                82(cent)        90(cent)  -      9
   13,858           14,185        -    2        Fuel Consumed in Gallons (000s)          57,212          57,169               -
     95.8             94.0        +  1.8 pt.    Operating Ratio (%)                        95.2            95.2        +    0.0 pt.


a) The Corporation's trucking segment also includes the results of Motor Cargo Industries, beginning November 30, 2001. Motor Cargo Industries contributed revenues of $10.2 million, operating income of $0.4 million and increased the employee work force level by 1,535. Motor Cargo's results are not included above.



January 24, 2002                      (5)

                            UNION PACIFIC CORPORATION
                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION
                                As of December 31
                              (Dollars in Millions)
                                   (Unaudited)

                                                               2001            2000
                                                          -------------   -------------
    ASSETS:
          Cash and Temporary Investments                  $         113   $         105
          Other Current Assets                                    1,429           1,598
          Investments                                               786             740
          Properties - Net                                       28,792          28,196
          Other Assets                                              431             278

                                                          -------------   -------------
             Total                                        $      31,551   $      30,917
                                                          =============   =============

    LIABILITIES AND SHAREHOLDERS' EQUITY:
          Current Portion of Long Term Debt               $         194   $         207
          Other Current Liabilities                               2,498           2,755
          Long Term Debt                                          7,886           8,144
          Deferred Income Taxes                                   7,882           7,561
          Other Long Term Liabilities                             2,016           2,088
          Convertible Preferred Shares                            1,500           1,500
          Common Shareholders' Equity                             9,575           8,662

                                                          -------------   -------------
             Total                                        $      31,551   $      30,917
                                                          =============   =============



January 24, 2002                      (6)

                            UNION PACIFIC CORPORATION
                      STATEMENTS OF CONSOLIDATED CASH FLOWS
                         For the Year Ended December 31
                              (Dollars in Millions)
                                   (Unaudited)

                                                             2001             2000
                                                          ------------    ------------
OPERATING ACTIVITIES:
        Net Income                                        $        966    $        842
        Depreciation                                             1,174           1,140
        Deferred Income Taxes                                      424             447
        Other                                                     (572)           (376)
                                                          ------------    ------------
        Cash Provided by Operating Activities                    1,992           2,053
                                                          ------------    ------------

INVESTING ACTIVITIES:
        Capital Investments                                     (1,736)         (1,783)
        Other                                                      192             146
                                                          ------------    ------------
        Cash Used in Investing Activities                       (1,544)         (1,637)
                                                          ------------    ------------

FINANCING ACTIVITIES:
        Dividends Paid                                            (198)           (199)
        Debt Repaid                                             (1,219)           (796)
        Financings and Other - Net                                 977             509
                                                          ------------    ------------
        Cash Used in Financing Activities                         (440)           (486)
                                                          ------------    ------------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS              $          8    $        (70)
                                                          ------------    ------------




January 24, 2002                      (7)